UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2010 (July 30, 2010)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
One Coca-Cola Plaza Atlanta, Georgia		30313 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 30, 2010, The Coca-Cola Company ("TCCC") announced that it has withdrawn its notification and report forms filed with the Federal Trade Commission (the "FTC") effective July 30, 2010 in order to provide the FTC an additional 30 days to review TCCC's  proposal to acquire all of the North American business of Coca-Cola Enterprises Inc. under the Hart-Scott Rodino Antitrust Improvements Act of 1976.  TCCC will refile the notification and report forms with the FTC on August 2, 2010.  In addition, TCCC announced that it has withdrawn its required notification with the relevant competition authorities in Canada effective July 30, 2010 and will refile such notification on August 2, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release of TCCC, dated July 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: July 30, 2010	By:	/s/ Kathy N. Waller
Name: Kathy N. Waller Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of TCCC, dated July 30, 2010.